UNITED STATES
SECURITIES and EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

December 12, 2017

Tengasco, Inc.
(Exact Name of Registrant as specified in its charter)

Commission File Number 1-15555

Delaware	87-0267438
(State of incorporation)	(I.R.S. Employer Identification No.)

8000 E. Maplewood Avenue, Suite 130, Greenwood Village CO 80111
(Address of Principal Executive Office)

(720)  420-4460
(Registrant’s Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Item 8.01	Other Events.

Item 9.01	Financial Statements and Exhibits.

The Annual Meeting of Stockholders (the “Annual Meeting”) of Tengasco, Inc. (the “Company”) was held on December 12, 2017 for the purpose of considering and voting on: the election  of Matthew K. Behrent, Peter E. Salas, and Richard M. Thon to the Board of Directors to hold office until their successors shall have been elected and qualify; the approval by nonbinding advisory vote of the compensation of the Company’s named executive officers; and the approval of the Rights Plan established by the Board of Directors as previously disclosed.

By supplemental proxy materials previously filed, the proposal for ratifying the appointment by the Audit Committee of the  Board of Directors of Hein & Associates LLP (“Hein”) to serve as the independent certified public accountants for the current fiscal year was withdrawn and the Company did not present any issue relating to the Company’s independent auditors for a vote at the Annual Meeting for the reasons stated in the supplemental proxy materials: Hein had combined with the firm of Moss Adams effective November 16, 2017, and the Audit Committee simultaneously appointed Moss Adams as the Company’s independent certified public accounting firm.

At the close of business on November 8, 2016, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 10,619,924 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. The holders of 9,466,359 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.

All of the nominated directors were elected and each of the two proposals presented at the meeting was approved as follows:

Election of Directors	FOR:	WITHHELD:	BROKER NON-VOTE
Matthew K. Behrent	6,218,509	43,874	3,203,976
Peter E. Salas	6,139,529	122,854	3,203,976
Richard M. Thon	6,218,619	43,764	3,203,976

Approval of compensation of the Company’s executive officers	FOR:	AGAINST:	ABSTAIN	BROKER NON-VOTE
	6,187,008	41,494	33,881	3,203,976

Approval and Ratification of Rights Agreement	FOR:	AGAINST:	ABSTAIN	BROKER NON-VOTE
	6,179,889	51,431	31,063	3,203,976

A copy of the presentation made at the Annual Meeting is attached as an exhibit to this Report and is reported under Item 8.01, Other Events.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

Exhibits
99.1	Presentation Made at Annual Shareholder’s Meeting on December 12, 2017

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: December 15, 2017
Tengasco, Inc.

	By:	s/Michael J. Rugen
Michael J. Rugen,
Chief Executive Officer

Exhibit 99.1

99.1	Presentation Made at Annual Shareholder’s Meeting